UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 26, 2016

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As more specifically described under Item 5.07 below, at a special meeting of shareholders of Great Plains Energy Incorporated (“Great Plains Energy”) held on September 26, 2016, Great Plains Energy’s shareholders approved an amendment to Great Plains Energy’s articles of incorporation to increase the amount of authorized capital stock of Great Plains Energy.

On September 26, 2016, Great Plains Energy filed with the Secretary of State of the State of Missouri an amendment to its articles of incorporation (the “Charter Amendment”) to increase the amount of authorized capital stock of Great Plains Energy to 612,962,000 shares of capital stock, consisting of: (1) 390,000 shares of Cumulative Preferred Stock, par value $100 per share; (2) 1,572,000 shares of Cumulative No Par Preferred Stock, without par value; (3) 11,000,000 shares of Preference Stock, without par value; and (4) 600,000,000 shares of common stock, without par value. A copy of the Charter Amendment is attached as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of shareholders held on September 26, 2016, the shareholders of Great Plains Energy approved the issuance of shares of Great Plains Energy common stock as contemplated by the Agreement and Plan of Merger, dated as of May 29, 2016 (the “Merger Agreement”), by and among Great Plains Energy, Westar Energy, Inc. (“Westar”) and GP Star, Inc. (an entity referred to in the Merger Agreement as Merger Sub) (the “Stock Issuance Proposal”).

In addition at the special meeting of shareholders, the shareholders of Great Plains Energy approved an amendment to Great Plains Energy’s articles of incorporation to increase the amount of authorized capital stock of Great Plains Energy (the “Charter Amendment Proposal”).

The shareholders of Great Plains Energy also approved any motion to adjourn the Great Plains Energy special meeting, if necessary (the “Meeting Adjournment Proposal”).

Set forth below are the number of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to the three matters voted on at the special meeting:

	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
1. Stock Issuance Proposal	116,555,286	5,084,997	4,530,547	—
2. Charter Amendment Proposal	114,960,547	5,087,304	6,122,979	—
3. Meeting Adjournment Proposal	109,918,578	11,590,087	4,662,165	—

Item 8.01	Other Events.

On September 26, 2016, Great Plains Energy and Westar issued a joint press release announcing that the shareholders of Great Plains Energy and Westar had approved their respective merger-related proposals. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment of Articles of Incorporation of Great Plains Energy Incorporated.

99.1	Joint press release of Great Plains Energy Incorporated and Westar Energy, Inc., dated September 26, 2016.

Forward Looking Statements

Statements made in this Current Report on Form 8-K that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to Great Plains Energy’s proposed acquisition of Westar, shareholder and regulatory approvals, the completion of the proposed transactions, benefits of the proposed transactions, and anticipated future financial measures and operating performance and results, including estimates for growth and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy is providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: the risk that Great Plains Energy or Westar may be unable to obtain shareholder approvals for the proposed transactions or that Great Plains Energy or Westar may be unable to obtain governmental and regulatory approvals required for the proposed transactions, or that required governmental and regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close; risks relating to the potential decline in the Great Plains Energy share price resulting in an increase in the exchange ratio of Great Plains Energy shares offered to Westar shareholders in accordance with the transaction agreement and resulting in reduced value of the proposed transactions to Great Plains Energy shareholders; the risk that a condition to the closing of the proposed transactions or the committed debt or equity financing may not be satisfied; the failure to obtain, or to obtain on favorable terms, any equity, debt or equity-linked financing necessary to complete or permanently finance the proposed transactions and the costs of such financing; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions; the receipt of an unsolicited offer from another party to acquire assets or capital stock of Great Plains Energy or Westar that could interfere with the proposed transactions; the timing to consummate the proposed transactions; the costs incurred to consummate the proposed transactions; the possibility that the expected value creation from the proposed transactions will not be realized, or will not be realized within the expected time period; the credit ratings of the companies following the proposed transactions; disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the proposed transactions; future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the Companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital, derivatives and hedges and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; Great Plains Energy’s ability to successfully manage transmission joint ventures or to integrate the transmission joint ventures of Westar; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed in the joint proxy statement/prospectus and other materials that Great Plains Energy will file with the SEC in connection with the proposed transactions. Other risk factors are detailed from time to time in Great Plains Energy’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Great Plains Energy has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-212513), which was declared effective by the SEC, and a definitive joint proxy statement of Great Plains Energy and Westar, which also constitutes a prospectus of Great Plains Energy, each of which is publicly available, and Great Plains Energy and Westar have filed and may file other documents regarding the proposed transaction with the SEC. Great Plains Energy and Westar have mailed to their respective shareholders the definitive joint proxy statement/prospectus in connection with the transaction. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY, WESTAR AND THE PROPOSED TRANSACTION.

Investors can obtain free copies of the Registration Statement and joint proxy statement/prospectus and other documents filed by Great Plains Energy and Westar with the SEC at http://www.sec.gov, the SEC’s website, or free of charge from Great Plains Energy’s website (http://www.greatplainsenergy.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.” These documents are also available free of charge from Westar’s website (http://www.westarenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2016

GREAT PLAINS ENERGY INCORPORATED

By:	/s/ Ellen E. Fairchild
Name:	Ellen E. Fairchild
Title:	Vice President, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment of Articles of Incorporation of Great Plains Energy Incorporated.

99.1	Joint press release of Great Plains Energy Incorporated and Westar Energy, Inc., dated September 26, 2016.